                                                                   EXHIBIT 10.10

                      FIRST AMENDMENT, CONSENT and WAIVER
                      -----------------------------------

          FIRST AMENDMENT, CONSENT and WAIVER (this "AMENDMENT"), dated as of
                                                     ---------
July 1, 1999, to the Credit and Guaranty Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio
           ----------------
Communications Network, LLC (the "Borrower"), Muzak Holdings, LLC and certain
                                  --------
Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to
                                   ----------
time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication
                                                         ----
Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the

"Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead
 --------------------
Arrangers.

                                    RECITALS
                                    --------



     I. Capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement.

     II.  MEM Holdings, LLC ("MEM"), which is a member of Holdings and which is
                              ---
indirectly wholly owned by the Sponsors, desires to make a subordinated loan in an original principal amount of $3,000,000 to the Borrower pursuant to a note, a copy of which is attached hereto as Exhibit A (the "Subordinated Note").
                                                    -----------------

     III. The Borrower has requested that the definition of "Permitted Sponsor Subordinated Debt" in the Credit Agreement be amended in its entirety in order to permit the Borrower to incur Permitted Sponsor Subordinated Debt from MEM as well as from the Sponsors.

     IV. The Borrower has also requested the consent of the Requisite Lenders to the terms and conditions of the Subordinated Note as required by the Credit Agreement. If the Subordinated Note is approved by the Requisite Lenders pursuant to this Amendment, the loan incurred pursuant to the Subordinated Note will constitute "Permitted Sponsor Subordinated Debt" under the Credit Agreement as permitted by Section 6.1(f) of the Credit Agreement.

     V. The Borrower has also requested a waiver to allow it to be in compliance with the Total Leverage Ratio and the Senior Leverage Ratio after giving effect to the borrowing of the New Tranche B Term Loans.

     VI. It is appropriate to amend Section 2.4 of the Credit Agreement to address the use of proceeds of both Term Loans and Revolving Loans made after the Closing Date.
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     THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agents and the Lenders signatory hereto, hereby agree as follows:

     1.   Amendments to Credit Agreement.
          ------------------------------

               (a)  The definition of "Permitted Sponsor Subordinated Debt" in
Section 1.1 of the Credit Agreement, is hereby amended in its entirety to read as follows:

          "`Permitted Sponsor Subordinated Debt' means subordinated unsecured loans from one or more Sponsors and/or MEM to Holdings or Borrower, provided (i) prior to the payment in full in Cash of all of the Obligations no payment in respect of the principal of or interest on any such loan shall be required or made (unless otherwise approved by Requisite Lenders),
     (ii) no such loan shall mature earlier than June 30, 2007, (iii) if any such loan is to Holdings, the net proceeds thereof shall either be contributed as Equity Capital to Borrower or loaned to Borrower on the terms described in clauses (i), (ii) and (iv) hereof (and any such loan to Borrower from Holdings shall also constitute "Permitted Sponsor Subordinated Debt") and (iv) in all other respects each such loan shall be subordinated to all of the Obligations on terms and conditions acceptable to Requisite Lenders; provided, if any Permitted Sponsor Subordinated Debt is issued on or prior to the Closing Date, it shall be referred to as `Closing Date Sponsor Debt'".

               (b) The second sentence of Section 2.4 of the Credit Agreement is hereby amended by deleting the word "Revolving" in the first line thereof.

     2.   Consent.  The terms and conditions of the Subordinated Note are accept
          -------
able to the undersigned, and the loan incurred pursuant to the Subordinated Note will constitute "Permitted Sponsor Subordinated Debt" under the Credit Agreement.

     3.   Waiver.  For purposes of calculating each of the Total Leverage Ratio
          ------
and the Senior Leverage Ratio for the period of time from the date of the proposed borrowing of $30,000,000 of New Tranche B Term Loans until September 29, 1999, the Borrower shall be permitted to reduce the amount of Consolidated Total Debt by an amount equal to the aggregate amount of Cash and Cash Equivalents that is maintained from time to time in an account (the "Account") over which the Administrative Agent has a perfected security interest by means of control pursuant to a control agreement that is in form and substance satisfactory to the Administrative Agent; provided that the amount that shall be
                                          --------
deposited in the Account on the Transition Date shall be equal to the difference between the aggregate principal amount of New Tranche B Term Loans and the amount of proceeds of such New Tranche B Term Loans that is used to prepay Revolving Loans on

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the Transition Date; provided, further, that the outstanding Revolving Loans
                     --------  -------
shall be prepaid in their entirety on the Transition Date.

     4.   Covenants of the Borrower.  The Borrower covenants and agrees that (a)
          -------------------------
the proceeds of the Subordinated Note shall be used for Transaction Costs and working capital and other general purposes in a manner permitted by the terms of the Credit Agreement, (b) no transfer or assignment of the Subordinated Note shall be effected except as set forth in Section 11 of the Subordinated Note and
(c) no amendment to or waiver of the Subordinated Note shall be effected except as set forth in Section 15 of the Subordinated Note.

     5.   Effectiveness.  This Amendment shall not be effective until such time
          -------------
as the Credit Parties and as many Lenders as may be necessary to comprise the "Requisite Lenders" have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

     6.   Representations and Warranties of the Borrower.  The Borrower hereby
          ----------------------------------------------
represents and warrants to the Administrative Agent and the Lenders that:

          (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Borrower. The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not (a) violate any provision of any law or governmental rule or regulation applicable to the Borrower, the Organizational Documents of the Borrower, or any order, judgment or decree of any court or other agency of governmental binding on the Borrower, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower (including, without limitation, the Senior Subordinated Note Indenture), (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries, or
(d) require the approval of members of the Borrower or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

          (b) this Amendment and each Credit Document has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

          (c) on or as of the date hereof, and both before and after giving effect to this Amendment and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

          (d) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

     7.   Acknowledgments and Covenants of the Borrower.  The Borrower hereby
          ---------------------------------------------
(a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment.

     8.   Status of Credit Documents.  This Amendment is limited solely for the
          --------------------------
purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

     9.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     10.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             MUZAK LLC

                                             By:_____________________________
                                             Name:___________________________
                                             Title:__________________________

                              CANADIAN IMPERIAL BANK OF COM-
                              MERCE, as Administrative Agent, Issuing
                              Bank and a Lender

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________
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                              GOLDMAN SACHS CREDIT PARTNERS L.P.

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              BANKBOSTON, N.A.

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              MAGNETITE ASSET INVESTORS LLC

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              KZH CNC LLC

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              NORTH AMERICAN SENIOR FLOATING
                              RATE FUND
                              By: CypressTree Investment Management
                              Company, Inc. as Portfolio Manager

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              CYPRESSTREE SENIOR FLOATING
                              RATE FUND
                              By: CypressTree Investment Management
                              Company, Inc. as Portfolio Manager

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              KZH CYPRESSTREE-1 LLC

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              CYPRESSTREE INVESTMENT FUND, LLC
                              By: CypressTree Investment Management
                              Company, Inc. its Managing Member

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                              CYPRESSTREE INVESTMENT
                              PARTNERS I, LTD.
                              By: CypressTree Investment Management
                              Company, Inc. as Portfolio Manager

                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________

                                    CYPRESS TREE INSTITUTIONAL
                                    FUND, LLC
                                    By: CypressTree Investment Management
                                    Company, Inc. its Managing Member


                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                    FREMONT INVESTMENT & LOAN

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                    MERRILL LYNCH PRIME RATE
                                    PORTFOLIO
                                    By: Merrill Lynch Asset Management, L.P.,
                                    as Investment Advisor

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                    NEW YORK LIFE INSURANCE
                                    COMPANY

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                        SEQUILS I, LTD
                                        By: TCW Advisors, Inc. as its Collateral
                                        Manager

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        TORONTO DOMINION BANK

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        COAST BUSINESS CREDIT, a division of
                                        SOUTHERN PACIFIC BANK

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

                                        GREAT POINT CLO 1999-1 LTD.

                                        By:_______________________________
                                        Name:_____________________________
                                        Title:____________________________

By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative
Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC

By:_______________________________
Name:_____________________________
Title:____________________________

MUZAK CAPITAL CORPORATION

By:_______________________________
Name:_____________________________
Title:____________________________

MLP ENVIRONMENTAL MUSIC, LLC

By:_______________________________
Name:_____________________________
Title:____________________________

ELECTRO-SYSTEMS CORPORATION

By:_______________________________
Name:_____________________________
Title:____________________________

BUSINESS SOUND, INC.

By:_______________________________
Name:_____________________________
Title:____________________________